UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2007 (October 2, 2007)

MOVENTIS CAPITAL, INC.
(Exact name of registrant as specified in charter)

Delaware	0-29285	52-2058364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1959-152nd. Street - Suite 304 - White Rock, BC V4A-9P3
(Address of principal executive offices)

604-535-3900
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 2 2007, Moventis Capital, Inc. issued a news release announcing PTL Electronics Ltd. has received new orders totaling $545,000. A copy of the news release is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

News release of Moventis Capital Inc., dated July 9, 2007 regarding the receipt of US $1.7 million in new purchase orders for PTL Electronics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVENTIS CAPITAL, INC.

Date: October 3, 2007	By:	/s/ Blake Ponuick
Blake Ponuick
Chief Executive Officer